                                                                     EXHIBIT 4.2

 COMMON STOCK                                                    COMMON STOCK
    NUMBER                                                          SHARES

                          [LOGO OF SBA APPEARS HERE]

SEE REVERSE SIDE FOR    SBA COMMUNICATIONS CORPORATION        CUSIP 78388J 10 6
CERTAIN DESTINATIONS     INCORPORATED UNDER THE LAWS
                           OF THE STATE OF FLORIDA


          This Certifies that


          is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK PAR VALUE $.01 PER
                                   SHARE OF

                        SBA COMMUNICATIONS  CORPORATION

        transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

          In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

        Date



/s/ Robert M. Grosstein                                 /s/ Steven E. Bernstein
    ROBERT M. GROSSTEIN                                     STEVEN E. BERNSTEIN
              SECRETARY                                   CHAIRMAN OF THE BOARD

            [SEAL OF SBA COMMUNICATIONS CORPORATIONS APPEARS HERE]

COUNTERSIGNED AND REGISTERED:
            FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                               TRANSFER AGENT AND REGISTRAR

BY:
                       Authorized Signature

                                                                     EXHIBIT 4.2

The Corporation will furnish to the holder of this certificate upon request and without charge a full statement describing the Corporation's authority to issue different classes of shares of stock and different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and limitations determined for each series, and the authority of the Board of Directors to determine variations for future series.

     The following abbreviations, when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

       TEN COM.  as tenants in common                  UNIT GIFT MIN ACT. _____________ Custodian ___________________
                                                                             (Cust)                 (Minor)
       TEN ENT.  as tenants by the entireties                      under Uniform Gifts to Minor

       JT TEN.   as joint tenants with                             act  ___________________________________
                 right of ownership and                                           (Cust)
                 not as tenants in common
                                                       UNIT TRF MIN ACT. ________________ Custodian (Until age ______)
                                                                             (Cust)

                                                                         _____________________ under Uniform Transfers
                                                                                 (Minor)
                                                                         to Minor Act ________________________________
                                                                                               (State)

     For votes received, the undersigned hereby sells, assigns and transfers unto ___________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints ______________________________________________________________________.
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________________          X _________________________________

In presence of                               X _________________________________
                                               NOTICE: The signature to this
                                               assignment must correspond with
                                               the name as written upon the face
                                               of the certificate in every
                                               particular without alteration or
                                               enlargement, or any change
                                               whatever.